Exhibit 21

SUBSIDIARIES OF MANPOWER INC.
As of December 31, 2011

Corporation Name	Incorporated in State / Country of
Huntsville Service Contractors, Inc.	AL
Benefits S.A.	Argentina
Cotecsud S.A.S.E.	Argentina
Right Management S.A.	Argentina
Ruralpower SA	Argentina
Salespower S.A.	Argentina
Manpower Services (Australia) Pty. Ltd.	Australia
Right Management Consultants (OC) Pty Ltd.	Australia
Right Management Consultants Holdings Pty Ltd	Australia
Right Management Consultants International Pty Ltd	Australia
Right Management Consultants Pty Ltd	Australia
Elan IT Resource Austria GmbH	Austria
Manpower GmbH	Austria
Manpower Holding GmbH	Austria
Powerserve GmbH	Austria
Right Management Austria GmbH	Austria
Manpower Professional Bahrain S.P.C.	Bahrain
Manpower Bel LLC	Belarus
RO of Manpower CIS LLC in Belarus Republic	Belarus
Elan IT Resource S.A.	Belgium
Manpower Business Solutions SA	Belgium
Right Management Belgium NV	Belgium
S.A. Manpower (Belgium) N.V.	Belgium
Manpower Brasil Ltda.	Brazil
Manpower Professional Ltda.	Brazil
Manpower Staffing Ltda.	Brazil
Right do Brasil Ltda	Brazil
Clarendon Parker Holdings Ltd	British Virgin Islands
Bulgaria Team EOOD	Bulgaria
Manpower Bulgaria OOD	Bulgaria
Manpower, Inc. / SO California	CA
Pure Solutions, Inc.	CA
COMSYS IT Canada, Inc.	Canada
Jefferson Wells International (Canada), Inc.	Canada
Manpower Services Canada Limited	Canada
Right Management Canada	Canada
Manpower & MIITEC Staffing Services (Beijing) Co., Ltd.	China
Manpower & Reach Human Resource Services (Guangzhou) Co., Ltd.	China
Manpower & Standard Human Resources (Shanghai) Co. Ltd.	China
Manpower & Standard Labor Service (Beijing) Co. Ltd.	China
Manpower Business Consulting (Shanghai) Co. Ltd.	China
Manpower Caden (China) Co., Ltd.	China
Manpower Human Resources (He'nan) Co. Ltd.	China
Right Management China	China
Xi'an Foreign Enterprise Service Co., Ltd.	China
Manpower de Columbia Ltda.	Colombia
Manpower Professional Ltd.	Colombia
Manpower Costa Rica, S.A.	Costa Rica
Manpower Professional Costa Rica, S.A.	Costa Rica
Right Management Inc.	Costa Rica
Manpower DOO	Croatia
Manpower Savjetovanje DOO	Croatia
Elan IT Resource s.r.o.	Czech Republic
Manpower,spol. s r.o.	Czech Republic
blueRADIAN Engineering, LLC	DE
CareerHarmony, Inc.	DE
COMSYS Information Technology Services, LLC	DE
Experis IT Services US, LLC	DE
Econometrix, LLC	DE
Experis Finance US, LLC	DE
Manpower CIS Inc.	DE
Manpower Finances LLC	DE
Manpower Franchises, LLC	DE
Manpower Holdings, Inc.	DE
Manpower International Inc.	DE
PFI LLC	DE
Plum Rhino Consulting, LLC	DE
Right License Holding, Inc.	DE
TAPFIN LLC	DE
USCADEN Corporation	DE
Elan IT Resources A/S	Denmark
Manpower Europe Holdings, Aps	Denmark
Right Management Denmark A/S	Denmark
Right Management Nordic Holding A/S	Denmark
Manpower Republica Dominicana, S.A.	Dominican Rebublic
Manpower El Salvador, S.A. de C.V.	El Salvador
Manpower OÜ	Estonia
Elan IT Resource OY	Finland
Elan Technical Services OY	Finland
Manpower Business Solutions OY	Finland
Manpower Inclusive Oy	Finland
Manpower OY	Finland
MBS Technical Services OY	Finland
Right Management Finland OY AB	Finland
Alisia SARL	France
Business Psychology Consultants SAS	France
Elan I.T. Resource SAS	France
Finatel SAS	France
Manpower Business Solutions Consulting SAS	France
Manpower Business Solutions SAS	France
Manpower Egalite Des Chances SAS	France
Manpower France Holding SAS	France
Manpower France SAS	France
Manpower Nouvelles Competences SAS	France
Manpower Services Aux Personnes SAS	France
Netlevel SAS	France
Ovialis SAS	France
Pixid S.N.C.	France
Proservia SA	France
Right Management SAS	France
Spirit Search SAS	France
Stealth Consulting SAS	France
Supplay SAS	France
Syfadis SAS	France
AviationPower GmbH	Germany
Bankpower GmbH Personaldienstleistungen	Germany
Elan Computing (Deutschland) GmbH	Germany
Elan IT ReSource GmbH	Germany
Elan IT Services GmbH	Germany
Elan Telecommunications GmbH	Germany
GroundworX GmbH	Germany
Jefferson Wells GmbH	Germany
Manpower Beteiligungsgesellschaft mbH	Germany
Manpower Business Solutions GmbH	Germany
Manpower Deutschland GmbH	Germany
Manpower GmbH & Co. KG Personaldienstleistungen	Germany
Manpower Professional Engineering GmbH	Germany
Right Management GMBH	Germany
Vivento Interim Services GmbH	Germany
Manpower Team S.A.	Greece
Project Solutions S.A.	Greece
Manpower Guam Corporation	Guam
Manpower Guatemala S.A.	Guatemala
Manpower Professional Guatemala S.A.	Guatemala
Manpower Honduras, S.A.	Honduras
Jefferson Wells HK Limited	Hong Kong
Manpower Services (Hong Kong) Limited	Hong Kong
Right Management Consultants Ltd (Hong Kong)	Hong Kong
Right Management Hong Kong Ltd.	Hong Kong
Standard Management Consulting Limited	Hong Kong
Manpower Business Solutions Kft	Hungary
Manpower Munkaero Szervezesi KFT	Hungary
Complete Business Services of Illinois, Inc.	IL
RMC OF Illinois, Inc.	IL
Transpersonnel, Inc.	IL
Comsys Technology Srvs India Pvt. Ltd	India
Experis Solutions Pvt. Ltd.	India
Manpower Services India Pvt. Ltd.	India
Right Management India Private Limited	India
Web Development Company Limited	India
Elan Recruitment Limited	Ireland
Manpower (Ireland) Group Limited	Ireland
Manpower (Ireland) Limited	Ireland
PHI Transition Limited	Ireland
Right Transition Ltd	Ireland
Adam Ltd.	Israel
Adi Ltd.	Israel
Career Harmony, Ltd.	Israel
Career-Management of Housing for Ederly Ltd.	Israel
M.F.S. Solutions for Financial Organizations Ltd.	Israel
M.I.T Ltd.	Israel
M.P.H. Holdings Ltd.	Israel
Manpower Care Ltd.	Israel
Manpower Israel Holdings (1999) Limited	Israel
Manpower Israel Limited	Israel
Manpower Miluot Ltd.	Israel
MBS (Manpower Business Solutions) Ltd.	Israel
MNPM LTD	Israel
Nativ 2 Ltd.	Israel
Pacific Software LTD	Israel
Quality Translation Partnership	Israel
Telepower Ltd.	Israel
Unison Engineering Projects Ltd	Israel
Elan Solutions SRL	Italy
Experis S.r.l.	Italy
Jefferson Wells Srl	Italy
Manpower Business Solutions SRL	Italy
Manpower Formazione Spa	Italy
Manpower Italia S.r.l.	Italy
Manpower S.r.l	Italy
Right Management Consultants (Italy) SRL	Italy
Adgrams, Inc.	Japan
Human Business Associates Co. Ltd.	Japan
JobSearchpower Co. Ltd.	Japan
JobSupportpower Co. Ltd.	Japan
Manpower Japan Co. Limited	Japan
Mitsui Life Insurance	Japan
Mobile Com. Tokyo	Japan
Jordanian American Manpower Company, W.L.L.	Jordan
Manpower Kaz LLC	Kazakhstan
Representative office of Manpower CIS LLC in Kazakhstan	Kazakhstan
Manpower Korea, Inc.	Korea
Manpower Service Inc.	Korea
Right Management Korea Co. Ltd.	Korea
Topeka Services, Inc.	KS
Wichita Services, Inc.	KS
Clarendon Parker Kuwait WLL	Kuwait
Representative office of UAB "Manpower Lit" in Latvia	Latvia
Manpower Lit UAB	Lithuania
Elan IT Resource S.a.r.l.	Luxembourg
Manpower Business Solutions Luxembourg S.A.	Luxembourg
Manpower SARL (Luxembourg)	Luxembourg
Right Management Luxembourg SA	Luxembourg
Manpower Services (Macau) Limited	Macau
Agensi Pekerjaan Manpower Recruitment Sdn Bhd	Malaysia
Manpower Business Solutions (M) Sdn Bhd	Malaysia
Manpower Staffing Services (Malaysia) Sdn Bhd	Malaysia
Right Management (Malaysia) Sdn Bhd	Malaysia
Right Management Consultants International Pty Ltd	Malaysia
Techpower Consulting Sdn Bhd	Malaysia
Manpower Antilles	Martinique
Agropower, S.A. de C.V.	Mexico
Factoria Y Manufactura S.A. de C.V.	Mexico
Intelecto Tecnologico, S.A. De C.V.	Mexico
Manpower Corporativo, S.A. de C.V.	Mexico
Manpower Industrial, S.A. de C.V.	Mexico
Manpower Mensajeria, S.A. de C.V.	Mexico
Manpower Professional, S.A. de C.V.	Mexico
Manpower, S.A. de C.V.	Mexico
Nurse.Co de Mexico, S.A. de C.V.	Mexico
Payment Services S.A. de C.V.	Mexico
Right Management S.A. de C.V.	Mexico
Tecnologia Y Manufactura, S.A. de C.V.	Mexico
Manpower Monaco SAM	Monaco
Management Business Services Maroc Sarl	Morocco
Societe Marocaine De Travail Temporaire Sarl	Morocco
Flexservice Solutions BV	Netherlands
Jefferson Wells, B.V	Netherlands
Manpower B.V.	Netherlands
Manpower Direkt B.V.	Netherlands
Manpower Management B.V.	Netherlands
Manpower Nederland B.V.	Netherlands
Manpower Services B.V.	Netherlands
Manpower Solutions B.V.	Netherlands
Manpower Special Staffing B.V.	Netherlands
Right Management Nederland B.V.	Netherlands
Ultraflex B.V.	Netherlands
Ultrasearch B.V.	Netherlands
Vitae Beheer B.V.	Netherlands
Vitae Nederland B. V.	Netherlands
Manpower Nouvelle Caledonie Sarl	New Caledonia
Manpower Recrutement Sarl	New Caledonia
Manpower Services (New Zealand) Ltd.	New Zealand
Right Management Consultants (OC) Pty. Ltd (NZ)	New Zealand
Right Management Consultants Ltd (New Zealand)	New Zealand
Manpower Nicaruagua S.A.	Nicaragua
Alubar A/S	Norway
Elan IT Resource A/S	Norway
Elan Staffing Services AS	Norway
Framnaes Installajon A/S	Norway
Manpower AS	Norway
Manpower Business Solutions -Retail AS	Norway
Manpower Norway Holdings AS	Norway
Manpower Professional Engineering AS	Norway
Manpower Professional Executive AS	Norway
Manpower Staffing Services AS	Norway
Right Management Norway A/S	Norway
Manpower Incorporated of New York	NY
TRI County Business Services, Inc.	OH
Right Management, Inc.	PA
Manpower Panama S.A.	Panama
Temporales Panama S.A.	Panama
Manpower Paraguay S.R.L.	Paraguay
Manpower Peru S.A.	Peru
Manpower Professional Services S.A.	Peru
Right Management Peru S.A.C.	Peru
Manpower Outsourcing Services Inc.	Philippines
Prime Manpower Resources Development Inc.	Philippines
Elan IT Resource Sp. z o.o.	Poland
ManpowerGroup Sp. z o.o.	Poland
MP Services Sp. z o.o.	Poland
MP Transactions Sp. z o.o.	Poland
Right Management Poland	Poland
Manpower Portuguesa - Servicos Recursos Humanos Empresa Trabalho Temporario, S.A.	Portugal
Manpower Portuguesa 2 Servicos, LDA	Portugal
Clarendon Parker Qatar LLC	Qatar
FMI Resources	Reunion
Manpower Ocean Indien	Reunion
Manpower Romania SRL	Romania
S.C. Manpower CIS LLC	Russia
Clarendon Parker Arabia	Saudi Arabia
Manpower Business Solutions d.o.o.	Serbia
Manpower LLC Belgrade	Serbia
Manpower Staffing Services (Singapore) Pte. Ltd.	Singapore
Right Management Consultants International Pty Ltd	Singapore
Right Management Singapore Pte. Ltd.	Singapore
The Empower Group (Asia) Ltd.	Singapore
WDC Consulting Simgapore Pte. Ltd.	Singapore
Manpower Slovakia SRO	Slovakia
Manpower d.o.o.	Slovenia
Manpower Intoto (Pty) Ltd.	South Africa
Manpower SA (Pty) Ltd.	South Africa
Vuya Manpower (Pty) Ltd.	South Africa
ByManpower, S.L.U.	Spain
Elan IT Resource Computing S.L.	Spain
Manpower Business Solutions, S.L.U	Spain
Manpower Team E.T.T., S.A.U.	Spain
Right Management Spain, S.L.U.	Spain
Elan IT Resources AB	Sweden
Elan TS AB	Sweden
Experis AB	Sweden
ManpowerGroup AB	Sweden
Manpower AB	Sweden
Manpower Business Solution AB	Sweden
Manpower Business Solutions Service Center AB	Sweden
Manpower EL & Tele AB	Sweden
Manpower HälsoPartner AB	Sweden
Manpower Student AB	Sweden
Manpower Telge Jobbstart AB	Sweden
Right Management Sweden AB	Sweden
Right Sinova AB	Sweden
Right Sinova Sweden AB	Sweden
Allegra Finanz AG	Switzerland
Elan Computing (Schweiz) AG, Zurich	Switzerland
M.S.A.	Switzerland
Manpower AG	Switzerland
Manpower Holding AG	Switzerland
Manpower HR Management S.A.	Switzerland
MRC Consulting AG	Switzerland
Right Management Switzerland AG	Switzerland
Manpower Services (Taiwan) Co., Ltd.	Taiwan
Right Management Taiwan Co., Ltd.	Taiwan
HR Power Solution Co. Ltd	Thailand
Manpower Borderless Talent Solution Limited	Thailand
Manpower Professional and Executive Recruitment Co., Ltd.	Thailand
Skillpower Services (Thailand) Co. Ltd.	Thailand
Staffing Trinidad and Tobago Limited	Trinidad and Tobago
Manpower Business Services Tunisie S.A.R.L.	Tunisia
Manpower Tunisie SARL	Tunisia
Manpower Tunisie International SARL	Tunisia
Manpower Insan Kaynaklari Limited Sirketi	Turkey
Manpower Secme ve Yerlestirme Hizmetleri Limited Sirketi	Turkey
HR Staffing LLC	TX
Dubai Airport Free Zone	UAE
Manpower Middle East FZ-LLC	UAE
Manpower Middle East LLC	UAE
Manpower Ukraine LLC	Ukraine
Representative office of Manpower CIS LLC in Ukraine	Ukraine
Bafin Holdings	United Kingdom
Brook Street (UK) Limited	United Kingdom
Brook Street Bureau PLC	United Kingdom
BS Project Services Limited	United Kingdom
Challoners Limited	United Kingdom
COMSYS VMS Limited	United Kingdom
DP Support Services Limited	United Kingdom
Elan Computing Limited	United Kingdom
Elan Group Limited	United Kingdom
Elan Resource Support Services Limited	United Kingdom
Jefferson Wells, Ltd.	United Kingdom
Manpower Contract Services Limited	United Kingdom
Manpower Holdings Limited	United Kingdom
Manpower IT Services Limited	United Kingdom
Manpower Nominees Limited	United Kingdom
Manpower Public Limited Company	United Kingdom
Manpower Services Ltd.	United Kingdom
Manpower UK Limited	United Kingdom
Nicholas Andrews Limited	United Kingdom
Right Corecare Limited	United Kingdom
Right Management Limited	United Kingdom
RMC EMEA Limited	United Kingdom
Temp Finance & Accounting Service Limited	United Kingdom
The Empower Group Ltd.	United Kingdom
Working Links Ltd.	United Kingdom
Aris Sociedad Anonima	Uruguay
ManpowerGroup Public Sector	VA
Manpower de Venezuela C.A.	Venezuela
Manpower Empresa de Trabajo Temporal, C.A.	Venezuela
Servicios Alleray, C.A.	Venezuela
Manpower Vietnam Company Ltd.	Vietnam
Right Management Vietnam Company Ltd.	Vietnam
Manpower Inc.	WI
Manpower Nominees Inc.	WI
Manpower of Indiana Limited Partnership	WI
Manpower of Texas Limited Partnership	WI
Experis US Inc.	WI
Manpower Texas Holdings LLC	WI
Resource Consulting Group, Inc. (f/k/a MPSSI)	WI
Signature Graphics of Milwaukee LLC	WI